SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 1, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Ameritrans Capital Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                 333-63951                     52-2102424
(State or other jurisdiction of    (Commission                 (I.R.S. Employee
incorporation or organization)      File No.)                    I.D. Number)


       747 Third Avenue, 4th Floor
           New York, New York                                        10017
(Address of principal executive offices)                           (Zip Code)



                                 (800) 214-1047
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

     On February 1, 2001 Ameritrans Capital Corporation issued a press release announcing that the proposed merger with Medallion Financial Corp. has been terminated.

(c)  EXHIBITS.

     99.1 Press Release dated February 1, 2001 announcing that the proposed merger with Medallion Financial Corp. has been terminated.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                        AMERITRANS CAPITAL CORPORATION



                                        By:  /s/ Gary Granoff
                                             ----------------------
                                             Name:  Gary Granoff
                                             Title: President


Dated: February 6, 2001


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